                    [LOGO OF CB COMMERCIAL REAL ESTATE GROUP, INC. APPEARS HERE]

                                                                   EXHIBIT 10.11
December 3. 1996

Mr. Bobby Johnson
StarRidge Networks, Inc.
680 West Maude Avenue
Sunnyvale, CA 94086

RE: Lease Commencement Date

Dear Mr. Johnson:

This letter is to establish your lease commencement and expiration dates upon the completion of your tenant improvements.

Based on my walk through of your suite on Friday, November 15, 1996, the tenant improvement s are substantially complete as of Monday, November 18, 1996. Therefore your lease will commence on November 18, 1996 and expire November 17, 2001. We received your first month's rent and security deposit. The first month's rent will be prorated and will appear on your next month's rent statement. You will begin receiving monthly rent statements from our accounting department.

I would appreciate it if you would please sign below indicating your acceptance of the lease commencement and expiration dates and return one copy of this letter to my attention.

We hope you are pleased with your improvements and look forward to your occupancy at 680 West Maude Avenue.

Sincerely,                       Accepted by:

CB Commercial                    StarRidge Networks, Inc.
Real Estate Group, Inc.

/s/ Gail M. Curry                /s/ Bobby Johnson*
                                 ---------------------------------
Gail M. Curry, RPA               Bobby Johnson, President & CEO
Senior Real Estate Manager

                                 (except as noted on
                                 the attached list)
cc:  Rock D'Errico
     Todd Robeinette
     Sarah Maclntyre

                             [STAMP APPEARS HERE]

                        Attachment to Acceptance Letter
                              List of Exceptions

Warehouse
     .    Ceiling insulation between joists is hanging
     .    Needs VCT where power transformer was located
     . None of the electrical outlets in area where raised floor computer room was located have power

Conference Room
     . One light is still not working, probably a ballast. We have never used this room.

Ladies Rest Room
     . Brackets affixing metal stall dividers to wall are bent and pulling out of the wall
     .    Fan in shower is noisy
     . Shower head leaks badly and clamp holding shower head cannot be tightened

Men's Rest Room
     .    Both toilet seats are broken (we replaced already)
     .    One soap bottle is missing (we replaced already)
     .    Faucets are old and banged up

Lunch Room
     .    Closet in lunch room is locked and we have no key

Small Coffee Bar
     .    Faucet is leaking (we replaced already)

Monument Sign in Front of Building
     .    StarRidge Networks, Inc. needs to replace Weathernews

Parking Spaces in Front of Building
     . We were to have eight parking spaces marked for our guests (we are not currently using the front entry way but intend to use the front as our primary entrance sometime in the near future)

Heating Controls
     . We need someone to come out and explain the heating and cooling controls

                            INDUSTRIAL SPACE LEASE

                                     (NET)

                                      FOR

                              680 W. MAUDE AVENUE
                           SUNNYVALE, CALIFORNIA



DATED:  OCTOBER 16, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I - BASIC TERMS................................................        1

Section 1.1  A.   Address of Landlord..................................        1
             B.   Address of Tenant....................................        1
             C.   Land.................................................        1
             D.   Building.............................................        1
             E.   Premises.............................................        1
             F.   Project..............................................        1
             G.   Lease Term...........................................        1
             H.   Rent.................................................        1
             I.   Base Rent............................................        2
             J.   Additional Rent......................................        2
             K.   Security Deposit.....................................        2
             L.   Tenant' s Proportionate Share........................        2
             M.   Permitted Use(s).....................................        2
             N.   Broker(s)............................................        2

Section 1.2  Effect of Reference to Basic Terms........................        2

ARTICLE II - GRANT AND TERM............................................        2

Section 2.1  Premises..................................................        2
Section 2.2  Lease Term................................................        3
Section 2.3  Possession................................................        3

ARTICLE III - RENT.....................................................        3

Section 3.1  Base Rent.................................................        3
Section 3.2  Real Estate Taxes.........................................        4
Section 3.3  Heating, Ventilation and Air Conditioning
             Maintenance...............................................        5
Section 3.4  Insurance.................................................        5
Section 3.5  Common Areas..............................................        6
Section 3.6  Common Area Expenses......................................        6
Section 3.7  Late Payment..............................................        8
Section 3.8  No Decrease in Base Rent..................................        8
Section 3.9  Payment of Rent...........................................        9

ARTICLE IV - USE.......................................................        9

Section 4.1  Use.......................................................        9
Section 4.2  Prohibition of Use........................................        9
Section 4.3  Abatement of Rent When Tenant is Prevented
               From Using Premises.....................................        9
Section 4.4  Right to Terminate........................................       10

ARTICLE V - LAWS AND ORDINANCES........................................       11

Section 5.1  Tenant's Compliance with Laws and Ordinances..............       11
Section 5.2  Tenant's Right to Contest.................................       11
Section 5.3  Licenses and Permits......................................       11

ARTICLE VI   - UTILITIES AND SERVICES....................................    12

ARTICLE VII  - QUIET ENJOYMENT...........................................    12
ARTICLE VIII - ASSIGNMENT AND SUBLETTING.................................    12

Section 8.1  Prohibitions................................................    12
Section 8.2  Recapture...................................................    13
Section 8.3  Consent to Sublease.........................................    14
Section 8.4  Profits.....................................................    15
Section 8.5  No Release..................................................    16
Section 8.6  Costs.......................................................    16

ARTICLE IX   - DAMAGE OR DESTRUCTION.....................................    16

ARTICLE X    - LANDLORD'S RIGHTS.........................................    17

ARTICLE XI   - HOLDING OVER..............................................    18

ARTICLE XII  - SIGNS AND ADVERTISEMENTS..................................    18

ARTICLE XIII - MORTGAGE AND TRANSFER.....................................    18

ARTICLE XIV  - EMINENT DOMAIN............................................    19

ARTICLE XV   - COMPLETION AND ACCEPTANCE OF PREMISES.....................    19

ARTICLE XVI  - MAINTENANCE AND REPAIR....................................    20

Section 16.1 Tenant's Obligations........................................    20
Section 16.2 Landlord's Obligations......................................    20

ARTICLE XVII - ALTERATIONS AND ADDITIONS, MECHANICS' LIENS...............    21
Section 17.1 Alterations and Additions...................................    21
Section 17.2 Mechanics' Liens............................................    21

ARTICLE XVIII- INSURANCE.................................................    22

Section 18.1 Public Liability and Property Damage Insurance..............    22
Section 18.2 Fire and Extended Coverage Insurance........................    22
Section 18.3 Indemnification of Landlord.................................    22
Section 18.4 Waiver of Subrogation.......................................    23

ARTICLE XIX  - USE OF COMMON AREAS BY TENANT.............................    23

ARTICLE XX   - DEFAULT AND REMEDIES......................................    23

Section 20.1 Defaults....................................................    23
Section 20.2 Termination.................................................    24
Section 20.3 No Termination..............................................    25
Section 20.4 Non-Waiver..................................................    25
Section 20.5 Tenant Cure Period..........................................    25
Section 20.6 Rights and Remedies Cumulative..............................    26
Section 20.7 Rights of Mortgagee.........................................    26
Section 20.8 Curing Tenant's Defaults....................................    26
Section 20.9 Attorneys' Fees.............................................    26

Section 20.10 Waiver of Jury Trial......................................     27

ARTICLE XXI   - DEFINITION OF LANDLORD..................................     27

ARTICLE XXII  - NOTICES.................................................     27

ARTICLE XXIII - SECURITY DEPOSIT........................................     28

ARTICLE XXIV  - SUBORDINATION OR SUPERIORITY............................     29

ARTICLE XXV   - TENANT'S CERTIFICATE....................................     30

ARTICLE XXVI  - MISCELLANEOUS...........................................     30

Section 26.1  Binding Effect............................................     30
Section 26.2  Exhibits..................................................     30
Section 26.3  Entire Agreement..........................................     30
Section 26.4  Signing...................................................     31
Section 26.5  No Accord.................................................     31
Section 26.6  Broker....................................................     31
Section 26.7  Force Majeure.............................................     32
Section 26.8  No Waiver.................................................     32
Section 26.9  Captions..................................................     32
Section 26.10 Applicable Law............................................     32
Section 26.11 Time......................................................     32
Section 26.12 Recording.................................................     32
Section 26.13 Severability..............................................     32
Section 26.14 No Light and Air Easement.................................     33
Section 26.15 Joint and Several Liability...............................     33
Section 26.16 No Construction Against Preparer of Lease.................     33
Section 26.17 Relocation................................................     33

ARTICLE XXVII - ENVIRONMENTAL PROTECTION................................     33

Section 27.1  Hazardous Substances......................................     33
Section 27.2  Environmental Prohibitions................................     33
Section 27.3  Environmental Compliance..................................     33
Section 27.4  Environmental Indemnity...................................     34
Section 27.5  Landlord's Disclosure.....................................     34
Section 27.6  Landlord's Environmental Indemnity........................     35
Section 27.7  Definitions...............................................     35

ARTICLE XXVIII  - ADA...................................................     35

                            INDUSTRIAL SPACE LEASE

                                     (NET)

     THIS LEASE, made as of the _____ day of October, 1996, by and between PAINEWEBBER QUALIFIED PLAN PROPERTY FUND FOUR, L.P., a Delaware limited partnership ("Landlord") , and STARRIDGE NETWORKS INC., a __________ ("Tenant");

                            ARTICLE I - BASIC TERMS
                            -----------------------

1.1  A.  Address of Landlord:       PaineWebber Qualified Plan
         -------------------
                                    Property Fund Four, L.P.
                                    c/o PaineWebber Properties
                                    265 Franklin Street
                                    Boston, MA 02110
                                    Attention:  Mr. Rock D'Errico


     B.  Address of Tenant          __________________________________
         -----------------
                                    __________________________________

                                    __________________________________

                                    __________________________________

     C.  Land:  The parcel of land legally described in Exhibit "B" attached
         ----
         hereto.

     D.  Building:  The Building in which the Premises are located.
         --------

     E.  Premises:  Approximately 17,784 square feet of space located in the
         --------
         Building and shown on Exhibit "A" attached hereto, the common address of which is 680 West Maude Avenue, Suite 3, Sunnyvale, California.

     F.  Project:  The Land, the Building and all other buildings and
         -------
         improvements located on the Land.

     G.  Lease Term:  The period commencing on the date that Landlord has
         ----------
         fulfilled its obligations under Article XV of this Agreement but no earlier than November 1, 1996 expiring on October 31, 2001 unless sooner terminated as set forth in this Lease.

     H.  Rent:  All sums, moneys or payments required to be paid by Tenant to
         ----
         Landlord pursuant to this Lease whether designated as "Base Rent", "Additional Rent", or otherwise.

     I.  Base Rent:   $1,227,096.00 for the Lease Term, payable as follows:
         ---------

         1. $18,673.20 per month ($1.05 per square foot during the first twelve (12) months of the Lease Term;

         2. $19,562.40 per month ($1.10 per square foot) during the following twelve (12) months;

         3. $20,451.60 per month ($1.15 per square foot) during the next twelve (12) months of the Lease Term;

         4. $21,340.80 per month ($1.20) during the next twelve (12) months of the Lease Term;

         5. $22,230.00 per month ($1.25 per square foot) during the next twelve (12) months of the Lease Term.

     J.  Additional Rent: All sums, money or payments required to be paid by
         ---------------
         Tenant to Landlord pursuant to Sections 3.2, 3.3, 3.4, 3.6, 8.4, 16.1 and 18.2.

     K.  Security Deposit:   $22,230.00
         ----------------

     L.  Tenant' s Proportionate Share: 44.89%
         -----------------------------

     M.  Permitted Use(s): General office use, research and development,
         ----------------
         storage, manufacturing and other legal uses approved by Landlord and in conformity to municipal zoning requirements and any CC&R's applicable to the Premises as of the date of this Lease or any CC&R's recorded against the Land after the date hereof to the extent the terms thereof do not contradict the terms of this Lease.

     N.  Broker(s):  CB Commercial and Cornish & Carey Commercial.
         ---------

1.2  Effect of Reference to Basic Terms: Each reference in this Lease to any of
     ----------------------------------
the Basic Terms contained in Section 1.1 shall be construed to incorporate into such reference all of the definitions set forth in Section 1.1.

                          ARTICLE II - GRANT AND TERM
                          ---------------------------

2.1  Premises. In consideration of the rents, covenants, agreements and
     --------
conditions hereinafter provided to be paid, kept, performed and observed, Landlord leases to Tenant the Premises described in Section 1.1E (excluding and reserving unto Landlord the roof and exterior walls of the Building), subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and any covenants, conditions and restrictions of record and

Tenant accepts the Premises subject thereto and to all matters disclosed thereby.

2.2  Lease Term.  Tenant shall have and hold the Premises for and during the
     ----------
Lease Term described in Section 1.1G, subject to the payment of Rent and to the full and timely performance by Tenant of the covenants and conditions hereinafter set forth.

2.3  Possession.  Except as otherwise expressly provided herein (or by written
     ----------
instrument signed by Landlord), Landlord shall deliver possession of the Premises to Tenant on or before the commencement date of the Lease Term in the same condition as exists on the date of execution and delivery of this Lease, reasonable wear and tear excepted. If Landlord allows Tenant to take occupancy of the Premises prior to the commencement date of the Lease Term for the purpose of conducting Tenant's customary business therein, such occupancy shall be subject to all the terms and conditions of this Lease, including without limitation, payment of Rent at the stated rates (and without abatement). If Landlord shall be unable to deliver possession of the Premises on the commencement' date of the Lease Term by reason of the fact that the work, if any, required to be performed by Landlord under Article XV below has not been completed for any reason, because a prior tenant has failed to deliver up possession of the Premises or for any other cause beyond the control of Landlord, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected. Under such circumstances, unless the delay is caused by a Tenant Delay (as hereinafter defined), Rent and other charges hereunder shall not commence until possession of the Premises is given to Tenant. The term "Tenant Delay" as used in this Lease shall mean any delay that Landlord may encounter in the performance of Landlord's obligations under the Lease because of any act or omission of any nature by Tenant or its agents or contractors, including any: (1) delay attributable to the postponement of any Tenant Improvements at the request of Tenant; and (2) delay by Tenant in the submission of information or the giving of authorizations or approvals within the time limits set forth in this Lease. No Tenant Delay shall be deemed to have occurred unless and until Landlord has given written notice to Tenant specifying the action or inaction which Landlord contends constitutes a Tenant Delay. If such action or inaction is not cured within one (1) business day after Tenant's receipt of such notice, then a Tenant Delay, as set forth in such notice, shall be deemed to have occurred commencing as of the date Tenant received such notice and continuing for the number of days the substantial completion of the Premises was in fact delayed as a direct result of such action or inaction.

                              ARTICLE III - RENT
                              ------------------

3.1  Base Rent.    Tenant shall pay to Landlord the Base Rent specified in
     ---------
Section 1.1I in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each and every month during the Lease Term. Tenant shall pay to Landlord upon execution of this Lease, the Base Rent owing for the first full month of the Lease Term for which Base Rent is payable.

3.2  Real Estate Taxes.  Tenant shall pay to Landlord, as Additional Rent,
     -----------------
Tenant's Proportionate Share of all real estate taxes (including, without limitation, all general and special assessments) which may be levied or assessed, by any lawful authority against the Project, or any part thereof, during each tax year or partial tax year occurring within the Lease Term. Notwithstanding the foregoing, the following shall not constitute Real Estate Taxes for the purposes of this Lease, and nothing contained herein shall be deemed to require Tenant to pay any of the following: (i) any state, local, federal, personal or corporate income tax measured by the income of Landlord;
(ii) any estate or inheritance taxes; (iii) any franchise, succession or transfer taxes; (iv) interest on taxes or penalties resulting from Landlord's failure to pay taxes, except to the extent such failure is due to Tenant's failure to pay such taxes to Landlord when provided under this Lease; or (v) any environmental tax, surcharge or other fee affecting the Premises due to Landlord's activities with respect to Hazardous Materials, as opposed to general, area-wide taxes or surcharges with respect to the remediation or testing for Hazardous Materials. If any assessments affecting the Premises are payable in installments and Landlord should prepay such assessments in advance of the date such installments would become due, Tenant shall be solely responsible for the portion of such assessment that would have normally come due as an installment, unless consented to by Tenant in writing. In addition, Tenant shall pay prior to delinquency, all taxes assessed against the value of any improvements made by Tenant, or of any machinery, equipment, fixtures, inventory or other personal property or assets of Tenant contained in the Premises or related to Tenant's use of the Premises. A tax bill or true copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes assessed or levied, as well as of the items taxed. If a tax or excise on rents or other tax, however described, is levied or assessed against Landlord on account of or measured by, in whole or in part, the Rent expressly reserved under this Lease, as a substitute for or addition to, in whole or in part, real estate taxes assessed or imposed on the Premises, such tax or excise on rents or other tax shall be included as a part of the real estate taxes covered hereby, but only to the extent of the amount thereby which is lawfully assessed or imposed as a direct result of Landlord's ownership of this Lease or of the Rent accruing under this Lease. The real estate taxes to be paid by Tenant shall be estimated by Landlord from time to time (and such estimates may be revised by Landlord at any time), and 1/12th of such estimated real estate taxes for each tax year shall be paid by Tenant to Landlord monthly on the first day of each and every month during the Lease Term in addition to Base Rent. An annual accounting to include a copy of the paid tax bills shall be made promptly after receipt by Landlord of such tax bills for each tax year at which time Tenant shall pay any additional real estate taxes due (which obligation shall survive the expiration or termination of this Lease), or Landlord shall apply any overpayment made by Tenant as a credit toward the real estate taxes owed by Tenant for the next tax year, or at the end of the Lease Term shall return any such overpayments to Tenant provided no Rent is then due to Landlord, whichever event is applicable. In any event, upon notice by Landlord, Tenant shall pay any additional real estate taxes due with the next monthly installment of Base Rent. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or Tenant is obligated to pay by reason of this paragraph (unless such credit or payment itself is delinquent). Landlord shall have the same rights and remedies for Tenant's failure to pay real estate taxes as Landlord has for Tenant's failure to pay Base Rent. If some method or type of taxation shall replace the current method of assessment of real estate taxes, in whole or part, or the type thereof, or if additional types of taxes are imposed upon the Premises, the Building, the Project, or any part thereof, or if Landlord is required to supplement real estate taxes due to legal limits imposed thereon, Tenant agrees that Tenant shall pay an equitable share of the same as Additional Rent computed in a manner consistent with the method of computation herein provided, to the end that Tenant's share thereof shall be, to the maximum extent practicable, comparable to that which Tenant would bear under the foregoing provisions. Landlord reserves the right to protest any and all real estate tax assessments in good faith and all reasonable costs paid or incurred in connection with such protests (including, without limitation, attorneys' fees) shall be included in "real estate taxes" as used herein.

     If the Lease Term shall commence or end during a tax year (tax year shall mean each annual period for which real estate taxes are assessed and levied) of which only part is included in the Lease Term, the amount of the Additional Rent owing under this Section 3.2 shall be equitably prorated to cover only that period of such tax year which occurs within the Lease Term. All references herein to real estate taxes for a particular tax year shall be deemed to refer to real estate taxes levied, assessed or otherwise imposed for such tax year without regard to when such real estate taxes are payable.

3.3  Heating, Ventilation and Air Conditioning Maintenance. In the event
     -----------------------------------------------------
Landlord elects to enter into service and maintenance agreements for the heating, ventilation and air conditioning systems as more fully described in
Section 16.1, Tenant shall reimburse Landlord, as Additional Rent, Tenant's Proportionate Share of all costs and expenses paid by Landlord for such service and maintenance agreements and repairs to the heating, ventilating and air conditioning equipment and controls servicing the Building or the Project. Tenant shall make each such reimbursement to Landlord as Additional Rent.

3.4  Insurance. Tenant shall reimburse Landlord, as Additional Rent, for all
     ---------
insurance premiums paid by Landlord for fire and extended coverage insurance, including earthquake (at a rate not to exceed twelve cents ($.12) per square foot of the Premises per year) and flood coverage, for the Building or the Project during the Lease Term as is provided in Section 18.2. Tenant shall make each such reimbursement to Landlord as Additional Rent, but no later than thirty (30) days after Tenant's receipt of each statement therefor from Landlord.

3.5  Common Areas.  The term "Common Areas" as used in this Lease shall mean all
     ------------
the areas of the Building and the Project not intended for renting and, instead, designed for the common use and benefit of Landlord and all or substantially all of the tenants, their employees, agents, customers and invitees. The Common Areas include, but not by way of limitation, parking lots, rail spurs, truck courts, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord shall operate and maintain the Common Areas, the cost of which shall be reimbursed by Tenant to Landlord as provided for herein. Landlord hereby grants to Tenant the non-exclusive use of the Common Areas by Tenant, Tenant's employees, agents, customers and invitees, which use shall be subject at all times to such reasonable, uniform and nondiscriminatory rules and regulations as may from time to time be established by Landlord. It is understood that the existing layout of the Building, the Project, the Common Areas and any appurtenant walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation or agreement on the part of Landlord that same will remain exactly as presently built, it being understood and agreed that Landlord may change the number, dimensions and locations of the walks, buildings, parking spaces and Common Areas comprising the Project as Landlord shall deem appropriate; provided, however, that in no event shall such changes
(i) materially interfere with Tenant's business or use of the Premises, (ii) unreasonably impair customer access to or the visibility of the Premises, or
(iii) in any way alter the character and standards of the Building. The Common Areas shall at all times be subject to the exclusive control and management of Landlord.

3.6  Common Area Expenses.  Tenant shall pay to Landlord, as Additional Rent,
     --------------------
Tenant's Proportionate Share of all Common Area Expenses. For the purpose of this Section 3.6, the term "Common Area Expenses" means Landlord's total costs and expenses incurred in owning, operating, maintaining and repairing the Common Areas, including without limitation, costs for all electricity, gas, water or fuel used in connection with the operation, maintenance, use and repair of the Common Areas; the amount paid for all electricity furnished to the Common Areas to light the parking lots or for any other purpose; the costs of patching, repairing, repaying or restriping the parking lots; the amount paid for all labor and/or wages and other payments including costs to Landlord of workers' compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, employees, contractors and subcontractors of Landlord involved in the operation and maintenance of the Common Areas; managerial, administrative, and telephone expenses related to operation and maintenance of the Common Areas; the total charges of and independent contractors employed in the care, operation, maintenance, cleaning and landscaping; the amount paid for all supplies, tools, replacement parts of components, equipment and necessities which are occasioned by everyday wear and tear; the amount paid for premiums for all insurance required from time to time by Landlord or Landlord's mortgagees and the pro rata costs of machinery and equipment purchased or leased by Landlord to perform its common area maintenance obligations. To the extent that Landlord elects to provide services which are not separately metered or directly billed to Tenant, such as water and trash hauling, the costs of such services shall be included in Common Area Expenses. Common Area Expenses shall not, however, include (i) interest on debt, capital retirement of debt,(ii) depreciation, (iii) costs properly chargeable to the capital account, except for capital expenditures which are intended to reduce other operating expenses or such capital expenditures that are required by changes in any governmental law or regulation not in effect as of the date of this Lease; in which case such expenditures, plus interest on the unamortized principal investment at ten percent (10%) per annum, shall be amortized over the life of the improvements and included in Common Area Expenses, (iv) legal fees, brokerage commissions, advertising costs and other related expenses incurred in connection with the leasing of the Building; (v) repairs, alterations, additions, improvements or replacements made to rectify or comply with any requirements of any governmental authority in effect as of the date of this Lease; (vi) damage and repairs attributable to condemnation, fire or other casualty if reimbursed by insurance proceeds; (vii) damage and repairs covered under any warranty or insurance policy carried by Landlord in connection with the Building or Land if reimbursed to Landlord;
(viii) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (ix) executive salaries of Landlord; (x) salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or Common Areas;
(xi) Landlord's general overhead expenses not related to the Building; (xii) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (xiii) depreciation; (xiv) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof;
(xv) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants or other occupants or vacant space in the Building; (xvi) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xvii) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (xviii) charitable or political contributions; (xix) any cost or expense related to the testing for, removal, transportation or storage of Hazardous Materials from the Land, Building or Premises; (xx) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxi) property management fees of any property management firm in excess of five percent (5%) of the gross revenues of the Building or a minimum of $1,500 per month; and (xxii) costs incurred in advertising and promotional activities for the Building. Suitable adjustments in Common Area Expenses incurred shall be made in the determination of Tenant's Proportionate Share for any period during the Lease Term which is less than a full calendar year. Payments by Tenant on account of Tenant's Proportionate Share of such Common Area Expenses shall be made monthly and at the time and in the manner herein provided for the payment of Base Rent. The amounts to be so paid to Landlord shall be an amount from time to time estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to Tenant's Proportionate Share of such Common Area Expenses for each calendar year during the Lease Term. Promptly after the end of each calendar year during the Lease Term, Landlord shall submit to Tenant a reasonably detailed accounting of Common Area Expenses for such calendar year, and Landlord shall certify to the accuracy thereof. If payments theretofore made for such calendar year by Tenant exceed Tenant's Proportionate Share of Common Area Expenses, according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant (or promptly refund such overpayment, if the Lease Term has ended and Tenant has no further obligation to Landlord); but, if Tenant's Proportionate Share of Common Area Expenses is greater than payments theretofore made on account for such period, Tenant shall make suitable payment to Landlord promptly after being so advised by Landlord but in no event later than the date on which the next monthly installment of Base Rent is due. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or refund or Tenant is obligated to pay by reason of this Section 3.6 (unless such credit, refund or payment itself is delinquent).

3.7  Late Payment.  If Tenant shall fail to pay when the same is due and
     ------------
payable, any installment of Rent required to be paid by Tenant under this Lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of twelve percent (12%) per annum, but in no event at a rate which is higher than the legal limit. If any installment of Rent is delinquent by more than fifteen (15) days, Tenant shall also pay to Landlord a late charge in an amount equal to five percent (5%) of the amount of the delinquent installment, which late charge shall be immediately due and payable without notice or demand from Landlord and which itself shall bear interest at the rate provided above from the date due until paid.

3.8  No Decrease in Base Rent.   In no event shall the determination of any
     ------------------------
Additional Rent owing under this Article III result in a decrease in or credit against any Base Rent owing under this Lease.

3.9  Payment of Rent.  Rent shall be payable without demand, notice, offset or
     ---------------
deduction, except as otherwise specifically stated in this Lease. All Rent due under this Lease shall be paid by checks payable to the order of "PaineWebber Qualified Plan Property Fund Four, L.P.", which checks shall be mailed or delivered to Landlord at the address designated in Section 1.1A above, or in such other manner or at such other place as Landlord may from time to time designate to Tenant. Rent will be prorated for partial months or partial years within the Lease Term (and for partial months or partial years within periods for which same are payable). Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

                         ARTICLE IV - USE
                         ----------------

4.1  Use.  The Premises shall be used only for the non-residential permitted
     ---
use(s) set forth in Section 1.1M above and for no other' use or purpose. Tenant shall not use or permit the use of the Premises in any manner that will create waste or a nuisance, or will unreasonably disturb other tenants of the Building or owners or occupants of adjoining properties. Tenant shall cause its employees and all persons visiting or doing business with Tenant in the Premises to observe the Rules and Regulations attached to this Lease as Exhibit "C", and such further and other reasonable rules and regulations made hereafter by Landlord relating to the Project, the Building or the Premises of which notice in writing shall be given to Tenant, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

4.2  Prohibition of Use.  Except as otherwise provided herein, if use of the
     ------------------
Premises should at any time during the Lease Term be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Premises or to any abatement or reduction in Rent, nor shall the respective obligations of the parties hereto be otherwise affected.

4.3  Abatement of Rent When Tenant is Prevented From Using Premises. In the
     --------------------------------------------------------------
event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for thirty (30) consecutive business days (the "Eligibility Period") because the Premises or any portion thereof shall have become "untenantable" as a result of the active negligence or willful misconduct of Landlord, or the negligent acts or omissions or willful misconduct of Landlord's employees or agents, or any material breach of this Lease by Landlord, not caused by any negligent act or omission of Tenant, or any agent, employee, contractor, invitee, licensee, visitor or guest of Tenant, then Tenant's rent shall be abated or reduced, as the case may be, commencing as of the first date of such untenantability, for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to conduct its business from such remaining portion, during the pendency of the period in which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence. To the extent Tenant is entitled to abatement because of an event covered by Article IX or Article XIV, then the Eligibility Period shall not be applicable. For the purposes of this Section 4.3 and Section 4.4, the Premises shall be deemed "untenantable" if they cannot be used (including, without limitation, if they are not readily accessible) for the specific permitted use to which the Premises were put prior to the event listed above.

4.4. Right to Terminate. If for one hundred eighty (180) days or more (a) the
     ------------------
Premises as a whole are "untenantable" or Tenant is prevented from conducting, and does not conduct, its business in any portion of Premises and the remaining portion of the Premises is not sufficient to allow Tenant to conduct its business from such remaining portion, as a result of the active negligence or willful misconduct of Landlord, or the negligent acts or omissions or willful misconduct of Landlord's employees or agents, or any material breach of this Lease by Landlord, not caused by an act or omission of Tenant, or any agent, employee, contractor, invitee, licensee, visitor or guest of Tenants, provided that Tenant shall not have used the Premises during such one hundred eighty
(180) day period; and (b) Tenant cannot be given reasonable use of, and access to, a fully repaired, restored, safe and healthful Premises and Building (except for minor "punch list" items which will be repaired promptly thereafter) (each of the events described in Clauses (a) and (b) above being referred to as a "Trigger Event"), and the utilities and services pertaining to the Building and the Premises, all suitable for the efficient conduct of Tenant's business therefrom, then Tenant may elect to exercise an on-going right to terminate this Lease upon ten (10) days written notice sent to Landlord at any time within ninety (90) days following the Trigger Event. If Landlord can deliver a fully repaired, restored, safe and healthful Premises within such one hundred eighty
(180) day period, then such termination shall be deemed rescinded without prejudice to any future exercise of such termination right.

                        ARTICLE V - LAWS AND ORDINANCES
                        -------------------------------

5.1  Tenant's Compliance with Laws and Ordinances.  Tenant, at its expense,
     --------------------------------------------
shall promptly comply at all times during the Lease Term with all laws and ordinances (including, without limitation, all applicable zoning ordinances, environmental laws, rules, regulations, and ordinances, land use requirements and the Americans with Disabilities Act of 1990, as amended ("ADA") and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Premises, or the use or manner of use of the Premises. Nothing herein shall alter Landlord's requirements for providing the Premises to Tenant in compliance with the ADA, however, pursuant to Article XV. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Premises, the Building, the Project and the improvements and equipment comprising same. Nothing in this Section 5.1 shall be deemed to require Tenant to make alterations or improvements to the Premises that are required by law and are of a structural nature unless such alterations or improvements are required due to Tenant's specific use of the Premises (as opposed to office uses generally).

5.2  Tenant's Right to Contest.  Tenant shall have the right to contest by
     -------------------------
appropriate legal proceedings, without cost or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to, and if, by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith may legally be held in abeyance without subjecting Tenant or Landlord to any liability for failure so to comply therewith, Tenant may postpone compliance therewith until the final determination of any such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch.

5.3  Licenses and Permits.  Tenant shall obtain and maintain at all times
     --------------------
during the Lease Term, all licenses and permits (other than a certificate of occupancy or its equivalent) required to conduct or operate its business in and upon the Premises which are required by any applicable governmental body or agency having jurisdiction over the Premises and shall pay the fee or charge imposed for issuance of such license or permit. Tenant shall renew any such licenses and permits in accordance with the rules, codes, statutes or ordinances requiring such licenses or permits. Tenant agrees to conduct and operate at all times during the Lease Term only the business for which it is licensed and in the event of a change in the nature of its business or operation to obtain any necessary new or additional licenses or permits.

Tenant, at its expense, shall comply with all requirements and perform all necessary action required under such rules, codes, statutes or ordinances for the issuance and continuance of such permits or licenses.

                      ARTICLE VI - UTILITIES AND SERVICES
                      -----------------------------------

     Tenant shall contract in its own name and timely pay for all charges for electricity, gas, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided, and shall indemnify, defend and save Landlord harmless against any liability or damages on such account. Landlord shall have no liability to Tenant nor shall Rent abate in the event of any interruption or discontinuance of any of the aforesaid utilities or services to the Premises.

                         ARTICLE VII - QUIET ENJOYMENT
                         -----------------------------

     Landlord covenants that Tenant, on paying the Rent herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the terms and conditions of this Lease.

                   ARTICLE VIII - ASSIGNMENT AND SUBLETTING
                   ----------------------------------------

8.1  Prohibitions.  Tenant for itself, its successors and assigns, expressly
     ------------
covenants that it shall not by operation of law or otherwise assign, sublet, hypothecate, encumber or mortgage this Lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. For purposes of this Article VIII, "assignment" shall be considered to include a change in the majority ownership or control of Tenant if Tenant is a partnership or privately held corporation. Any attempt by Tenant to assign, sublet, encumber or mortgage this Lease without Landlord's prior written consent shall be null and void. The consent by Landlord to any assignment, mortgage, hypothecation, encumbrance, subletting or use of the Premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other or further assignment, subletting, mortgage, encumbrance or use of the Premises by others. Without the prior written consent of Landlord, this Lease and the interest therein of any assignee of Tenant herein, shall not pass by operation of law or otherwise, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant. Notwithstanding anything herein to the contrary, Landlord's consent shall not be required for any assignment or subletting ("Transfer") to an

Affiliate as defined below, as long as the following conditions are met:

     (w) at least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer, as well as any documents or information reasonably requested by Landlord regarding the Transfer or the transferee;

     (x) the Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease;

     (y) if the Transfer is an assignment, the transferee assumes in writing all of Tenant's obligations under the Lease relating to the Premises or the portion thereof covered by the Transfer; and

     (z) the transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord in accordance with generally accepted accounting principles that are consistently applied ("Net Worth") at least equal to Tenant's Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.

     An "Affiliate" means any entity that controls, is controlled by, or is under common control with Tenant. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or the possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything herein to the contrary, Tenant may sublease twenty percent (20%) or less of Premises without the prior written consent of Landlord. In the event of an assignment to Tenant's Affiliate, Landlord shall release Tenant from liability under the Lease for obligations accruing after the Transfer and if Tenant assigns less than all of the space, Tenant's Proportionate Share shall be recalculated.

8.2  Recapture.  If Tenant requests Landlord's consent to an assignment of this
     ---------
Lease or subletting of all or any part of the Premises exceeding twenty percent (20%) of the rentable square footage thereof, Tenant shall submit to Landlord a written notice ("Tenant's Notice") containing (a) the name of the proposed assignee or subtenant; (b) the terms of the proposed assignment or subletting;
(c) the nature of business of the proposed assignee or subtenant and its proposed use of the Premises; (d) such information as to the financial responsibility and general reputation of the proposed assignee or subtenant that Landlord may require; and (e) a description of all proposed alterations to the Premises and the Building to result from such proposed assignment or subletting. Upon the receipt of a Tenant's Notice from Tenant, Landlord shall have the option, to be exercised in writing within thirty (30) days after such receipt, to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Premises or, if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Tenant's notice as the effective date of the proposed assignment of subletting. If Landlord shall cancel this Lease, Tenant shall surrender possession of the Premises, or the portion of the Premises which is the subject of the request, as the case may be, on the date set forth in such Landlord's notice in accordance with the provisions of this Lease relating to surrender of the Premises. If this Lease shall be canceled as to a portion of the Premises only, the Base Rent and all Additional Rent payable by Tenant hereunder shall be abated proportionately according to the ratio that the area of the portion of the Premises surrendered (as computed by Landlord) bears to the area of the Premises immediately prior to such surrender. If Landlord shall cancel this Lease, Landlord may relet the Premises, or the applicable portion of the Premises, to any third party tenant (including, without limitation, the proposed assignee or subtenant of Tenant), without any liability to Tenant.

8.3  Consent to Sublease.  If Landlord does not exercise its option to cancel
     -------------------
this Lease pursuant to Section 8.2 above, Tenant may then enter into the applicable assignment or sublease, as the case may be, specified in the Tenant's Notice giving rise to such cancellation option, in accordance with the following provisions. If Tenant enters into such assignment or sublease it shall submit an executed copy of the sublease or assignment to Landlord for consent not less than twenty (20) days prior to the proposed effective date of assignment or the proposed commencement date of the term of the sublease, as the case may be. In the case of a sublease, the instrument shall expressly state that it is and shall remain at all times subject and subordinate to this Lease and all of the terms, covenants and agreements contained in this Lease. In the case of an assignment, the instrument shall contain the assumption by the assignee of all of the duties and obligations of the tenant under this Lease to be performed after the effective date of assignment. No such assignment or sublease instrument shall expressly or by implication impose upon Landlord any duties or obligations or alter the provisions of this Lease. Landlord agrees to give Tenant written notice within twenty (20) days after receipt by Landlord of Tenant's proposed assignment or sublease of Landlord's consent to or rejection of same. Landlord agrees that its consent to any such proposed assignment or sublease shall not be unreasonably withheld; provided, however, that in addition to other circumstances under which Landlord's consent may be withheld, Tenant agrees that the withholding by Landlord of its consent to such proposed assignment or sublease will not be deemed "unreasonable" if:

     (a) the assignee or subtenant does not have a sound financial condition or is otherwise non-creditworthy as determined by Landlord, or if Landlord has not received sufficient information to make such determination,

     (b)  the assignee or subtenant is disreputable,

     (c) the use of the Premises by the assignee or subtenant would, in Landlord's reasonable judgment, require any alterations to the Building to comply with applicable building code requirements, or

     (d) Tenant is then in default under this Lease beyond the applicable cure period.

     Tenant may not submit to Landlord for consent any assignment or sublease on terms or conditions materially different or with parties different from those stated in the applicable Tenant's Notice for such assignment or sublease, nor may Tenant submit to Landlord for consent any assignment or sublease later than the date which is sixty (60) days after the expiration of the period for exercise by Landlord of the cancellation option arising under Section 8.2 above by reason of such assignment or sublease, without again complying with the provisions of Section 8.2 above and affording Landlord the right to again exercise its cancellation option. Notwithstanding anything to the contrary contained in this Lease, Tenant's sole right and remedy in any dispute as to whether Landlord's consent to a proposed sublease or assignment has been unreasonably withheld shall be action for declaratory judgment or specific performance and Tenant shall not be entitled to any damages if Landlord is adjudged to have unreasonably withheld such consent.

8.4  Profits.  If Landlord shall consent to any assignment or sublease pursuant
     -------
to Section 8.3, Tenant shall in consideration therefor pay to Landlord, as Additional Rent, the following amounts less the actual expenses incurred by Tenant in connection with such assignment or subletting, including legal fees, brokerage commissions and costs of making alterations.

     (a) In the case of an assignment, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant in excess of Base Rent and Additional Rent by the assignee for or by reason of such assignment (excluding fair market value sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property); and

     (b) In the case of a sublease, fifty percent (50%) all rents, additional rents and other consideration payable under the sublease to Tenant by the subtenant which are in excess of the Base Rent and Additional Rent payable under this Lease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) for the sublease term (excluding fair market value sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property).

     The sums payable as set forth above shall be paid to Landlord as Additional Rent as and when paid by the assignee or subtenant to Tenant.

8.5  No Release.  In no event shall any assignment or subletting to which
     ----------
Landlord may consent, release or relieve Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed (including liability arising during any renewal term of this Lease).

8.6  Costs.  Tenant shall pay Landlord's reasonable costs, charges and expenses,
     -----
including, without limitation, reasonable attorney's fees, incurred in connection with its review of any proposed assignment or sublease, whether or not Landlord approves such transfer of interest.

                      ARTICLE IX - DAMAGE OR DESTRUCTION
                      ----------------------------------

     If by reason of fire, earthquake or other identifiable event of a sudden, unexpected or unusual nature ("Casualty"), all or a substantial part of the Premises is rendered untenantable, Landlord may, by written notice to Tenant given within thirty (30) days after such Casualty, terminate this Lease as of the date of such Casualty. If Landlord does not elect to so terminate this Lease or if Casualty does not render all or a substantial part of the Premises untenantable, then Landlord shall restore the Premises with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the Lease Term as to those items that were provided at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alterations, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant. If Landlord does not terminate this Lease as aforesaid and fails within one hundred twenty (120) days after such Casualty occurs to eliminate substantial interference with Tenant's use of the Premises or substantially to restore same, Tenant may terminate this Lease effective as of the expiration of said 120-day period by written notice to Landlord given not later than five (5) days after the expiration of said 120-day period. If all or any part of the Premises are rendered untenantable but this Lease is not terminated, all Rent shall abate from the date of the fire or other casualty, cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, a portion of the Premises shall be considered tenantable so long as and to the extent that such portion of the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, upon request by Landlord, or at Landlord's option, reimburse Landlord for the cost of removal. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

                         ARTICLE X - LANDLORD'S RIGHTS
                         -----------------------------

     Landlord reserves the following rights:

     (a) To change the name of the Building, or the Project without notice or liability to Tenant;

     (b) If Tenant has abandoned the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy;

     (c) To exhibit the Premises to others and to display "For Lease" signs on the Premises during the last six months of the Lease Term or any renewal or extension thereof;

     (d) To take any and all measures, including making inspections, repairs, alterations, additions and improvements to the Premises, the Building or the Project as may be necessary or desirable for the safety, protection or preservation of the Premises, the Building, the Project or Landlord's interest therein;

     (e) To place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Building or the Land; and

     (f) To make alterations, changes, and additions to the Building or the Project; to add additional areas to the Building and/or to exclude areas therefrom; to construct additional buildings and other improvements on the Land; to remove or relocate the whole or any part of any building or other improvement; and to relocate any other tenant in the Building.

     Landlord may enter upon the Premises for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant. Notwithstanding anything to the contrary herein, Landlord shall use commercially reasonable efforts to conduct all of Landlord's activities on the Premises in a manner designed to cause the least possible interruption to Tenant and Tenant's use of the Premises.

                           ARTICLE XI - HOLDING OVER
                           -------------------------

     If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the Lease Term without the consent in writing of Landlord, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this Lease; except, however, that the Base Rent for each month during such continued occupancy shall be one hundred fifty (150%) of the amount in effect as of the expiration or earlier termination of the Lease Term. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, actions, losses, damages and expenses (including, without limitation, reasonable attorneys' fees) asserted against or sustained by Landlord and arising from or by reason of such continued occupancy, which obligation shall survive the expiration or termination of this Lease. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Article XX hereof.

                    ARTICLE XII - SIGNS AND ADVERTISEMENTS
                    --------------------------------------

     Except as expressly set forth hereinbelow, Tenant shall not place upon nor permit to be placed upon any part of the Premises, the Building or the Project, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Subject to Tenant's compliance with all applicable governmental agency regulations, building standards, and receipt of all necessary approvals, Tenant shall be permitted to install appropriate signage on the outside of the Building above the main entrance to the Building. All costs and expenses related to such signage and display, including, without limitation, installation costs, maintenance costs, utilities, repair costs, restoration and removal, shall be paid entirely by Tenant. The appearance and placement of all such signs shall be subject to Landlord's prior approval which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall remove all of its signs at its sole cost and expense, and restore the outside of the Building to its condition existing at the commencement of the Lease Term (reasonable wear and tear excepted) at the expiration or earlier termination of this Lease.)

                     ARTICLE XIII - MORTGAGE AND TRANSFER
                     ------------------------------------

     Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, the Building, the Project, this Lease and all or any part of the rights now or hereafter existing and all Rent payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights.

                         ARTICLE XIV - EMINENT DOMAIN
                         ----------------------------

     If the Premises or such substantial part thereof as reasonably renders the remainder unfit for the intended uses shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of the Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of the then unexpired Lease Term. If any condemnation proceeding shall be instituted in which it is sought to take any part of the Building or to change the grade of any street or alley adjacent to the Building or the Project and such taking or change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, Landlord shall have the right to terminate this Lease after having given written notice of termination to Tenant not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by Landlord to Tenant for the right of termination and Tenant shall have no right to share in any condemnation award or in any judgment for damages cause by any taking or the change of grade. The condemnation award shall be paid to and be the sole property of Landlord whether the award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Premises or otherwise. Nothing in this
Article XIV shall preclude an award being made to Tenant for depreciation to and cost of removal of Tenant's equipment or fixtures, or Tenant's relocation expenses. The parties hereto hereby waive any rights they may have pursuant to sections 1265.120 and 1265.130 of the California Code of Civil Procedure inconsistent with the provisions of this Article XIV.

              ARTICLE XV - COMPLETION AND ACCEPTANCE OF PREMISES
              --------------------------------------------------

     Prior to the first day of the Lease Term, Landlord, at its sole cost and expense shall (i) repaint the interior of the Premises, (ii) recarpet the areas of the Premises that are carpeted, (iii) remove the existing computer room and restore it to a tiled floor, (iv) make any repairs or replacements necessary to put the roof, all plumbing, electrical, and HVAC systems in good working condition and (v) provide the Premises in compliance with all applicable building codes and with the ADA. Unless Tenant furnishes Landlord with a notice in writing specifying any defect in the Premises within thirty (30) days after taking possession, such taking of possession shall be conclusive evidence as against Tenant that at the time thereof the Premises were in good working order and satisfactory condition; provided, however, that should any repairs and/or replacements to the HVAC resulting from age or normal wear and tear become necessary during the first three (3) months of the Lease Term, Landlord shall, at Landlord's cost and expense, make such repairs and/or replacements; and provided, however, that notwithstanding anything herein to the contrary, Tenant shall have until the first major rainstorm of the term in which to notify Landlord of any defect in the roof. Tenant acknowledges that neither Landlord nor any broker or property manager of Landlord has made any representation or warranty to Tenant as to the present or future condition of the Premises or the suitability of the Premises for the conduct of Tenant's business.

                     ARTICLE XVI - MAINTENANCE AND REPAIR
                     ------------------------------------

16.1 Tenant's Obligations.  Tenant, at its expense, shall be responsible for
     --------------------
all maintenance and repair to the Premises of whatsoever kind or nature, specifically including, without limitation, all plumbing, mechanical, HVAC, electrical and lighting facilities, lines, pipes, ducts, conduit and equipment in, upon or serving the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, glass and sky lights, and all landscaping, driveways, parking lots, fences and signs located upon or comprising the Premises and all sidewalks and parkways adjacent to the Premises. However, in no event shall Tenant's obligation to repair under this subsection extend to (i) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; or (ii) damage caused in whole or in part by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees. Tenant shall take good care of the Premises and keep the Premises in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building by Tenant's equipment or installations. Tenant shall furnish and pay for the upkeep, maintenance, repair and periodic servicing of the heating, ventilation and air conditioning equipment servicing the Premises, except that Landlord, at Landlord's option, may elect to enter into a service contract for the heating, ventilation and air conditioning equipment for periodic inspection of such equipment and if Landlord so elects, Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the cost and expense of the service and inspection provided pursuant to such contract as set forth in
Section 3.3 above. At the end of the Lease Term or any renewal thereof, Tenant shall quit and surrender the Premises broom clean in as good condition as when received by Tenant, normal wear and tear and damage due to casualty or the gross negligence or willful misconduct of Landlord excepted. Landlord warrants that all building systems including HVAC, plumbing, electrical and roof are in good operating condition upon the Commencement Date.

16.2 Landlord's Obligations.  Except for damage caused by the negligent or
     ----------------------
intentional acts or omissions of Tenant, or Tenant's agents, contractors, employees or invitees which are not covered by insurance maintained by Landlord (in which event Tenant, at its expense shall repair the damage), Landlord, at its expense, shall keep in good order, condition and repair, the foundations, exterior walls and the exterior roof of the Building. Landlord shall not, however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of the exterior walls, windows, doors or plate glass. Landlord shall have no obligation to make repairs under this Section 16.2 until a reasonable time after Landlord's receipt of a written notice from Tenant of the need for such repairs; provided, however, Landlord shall repair roof leaks promptly and shall make emergency repairs on an emergency basis. Tenant hereby waives all rights under and benefits of, Subsection 1 of Section 1932 and
Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereinafter in effect.

                   ARTICLE XVII - ALTERATIONS AND ADDITIONS,
                   -----------------------------------------
                               MECHANICS' LIENS
                               ----------------

17.1 Alterations and Additions.  Tenant shall not make any alterations,
     -------------------------
improvements, or additions to the Premises without the prior written consent and approval of same (including, without limitation, all plans and specifications therefor and all contractors to perform such work) by Landlord, which approval shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in this Section 17.1, Tenant shall have the right, without the prior written consent of Landlord, to make certain alterations, additions or improvements (the "Permitted Alterations") which (i) do not affect the Building systems or structural components of the Building and (ii) which cost less annually than Ten Thousand Dollars ($10,000), provided that each such Permitted Alteration is otherwise performed in accordance with the terms of Section 17 of the Lease. If Tenant makes any alternations, improvements or additions to the Premises, the same shall be constructed without cost or expense to Landlord, in accordance with the requirements of all laws, ordinances, codes, orders, rules and regulations of all governmental authorities having jurisdiction over the Premises. Should any work require a building permit, such work shall be done by a licensed contractor. Alterations, improvements or additions so made by either of the parties upon the Premises, except Tenant's furniture shelving movable furniture and equipment placed in the Premises at the expense of Tenant, shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage, unless Landlord elects to require Tenant to remove such alterations or improvements from the Premises. In the event damage to the Premises, the Building or the Project shall be caused by moving said furniture and equipment in or out of the Premises and the cost thereof is not covered by insurance maintained by Landlord, said damage shall be promptly repaired at the cost of Tenant.

17.2 Mechanics' Liens.  Tenant shall not cause or permit any mechanics' liens
     ----------------
or other liens to be placed upon the Premises, the Building or the Project and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same;

provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon its prior posting of security pursuant to applicable law, which security, in Landlord's reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord's estimate of its legal fees and other expenses. Tenant agrees to pay all legal fees and other costs incurred by Landlord because of any mechanics' or other liens attributable to Tenant being placed upon the Premises, the Building or the Land. Landlord reserves the right to post and to require Tenant to post notices of non-responsibility in or on the Premises as provided by law.

                           ARTICLE XVIII - INSURANCE
                           -------------------------

18.1 Public Liability and Property Damage Insurance.  Tenant, at its expense,
     ----------------------------------------------
shall procure from companies reasonably satisfactory to Landlord and maintain at all times during the Lease Term, or any renewal, extension, or holding over thereof, a policy or policies of comprehensive public liability and property damage insurance, insuring Landlord, Landlord' s property manager and Tenant, as their' respective interests may appear, against all claims for personal injury, including death, and property damage, including use thereof, with not less than $3,000,000.00 combined single limit for both bodily injury and property damage occurring in, on or about the Premises. Such policy or policies of insurance shall contain a provision requiring not less than thirty (30) days' prior written notice to Landlord and any mortgagee of Landlord in the event of cancellation or material modification of the terms and conditions thereof. Such insurance may be provided under a blanket policy, provided that an endorsement naming Landlord and Landlord's property manager as named insureds is attached thereto.

18.2 Fire and Extended Coverage Insurance.  Landlord shall procure and
     ------------------------------------
maintain at all times during the Lease Term, or any renewal, extension, or holding over thereof, fire and extended coverage insurance, including earthquake and flood coverage, on the Building and the Project in such amounts and with such deductibles as Landlord shall reasonably determine. Tenant shall pay to Landlord, as Additional Rent, Tenant' s Proportionate Share of the cost of all premiums for such fire and extended coverage insurance. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises but not owned by Landlord.

18.3 Indemnification of Landlord.  Tenant shall indemnify and defend Landlord
     ---------------------------
and save it harmless from and against any and all loss (including, without limitation, loss of rents payable by Tenant) and against all claims, actions, damages, liability and expenses in connection with loss of life, bodily and personal injury or damage to the Building or the Project arising from any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees, or by anyone permitted to be on the

Premises by Tenant. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water or rain which may leak into, issue or flow from any part of the Building. Tenant agrees, at all times, to defend, indemnify and hold Landlord harmless against all actions, claims, demands, costs, damages or expenses of any kind which may be brought or made against Landlord or which Landlord may pay or incur by reason of Tenant's occupancy of the Premises or its negligent performance of or failure to perform any of its obligations under this Lease. Nothing in this Section 11.3 shall be deemed to require Tenant to indemnify, defend, protect or hold Landlord harmless to the extent such loss, damage, cost or liability was the result of the gross negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors or invitees. In case Landlord shall without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall defend, indemnify, defend and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred by or on behalf of Landlord in connection with such litigation.

18.4 Waiver of Subrogation.  Landlord and Tenant each agree that neither
     ---------------------
Landlord nor Tenant (and their successors and assigns) will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss. This release shall be valid only if the insurance policy in question expressly permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy. Each party agrees to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

                  ARTICLE XIX - USE OF COMMON AREAS BY TENANT
                  -------------------------------------------

     Tenant shall not use any part of the Building or the Project exterior to the Premises or the Land for outside storage. No trash, crates, pallets, or refuse shall be permitted anywhere outside of the Building by Tenant except in enclosed metal containers to be located as directed by Landlord. Tenant shall not park any trucks or trailers, loaded or empty, except in front of the docks on the concrete apron provided for such purposes. Tenant shall not park or permit parking of vehicles overnight anywhere on the Project without the prior written consent of Landlord.

                       ARTICLE XX - DEFAULT AND REMEDIES
                       ---------------------------------

20.1 Defaults.  It shall be an event of default. (a) If Tenant does not pay in
     --------
full when due and without demand any and all installments of Base Rent or Additional Rent or any other charges or payments; or (b) If Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition contained in this Lease; or (c) If Tenant vacates or abandons any portion of the Premises, or fails to occupy the Premises for a period of thirty (30) days or if substantially all of Tenant's assets in or on the Premises or Tenant's interest in this Lease is attached or levied upon under execution (and Tenant does not discharge same within sixty
(60) days thereafter); or (d) If Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors, under any. federal or state law, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or Tenant is adjudicated insolvent pursuant to the provisions of any present or future insolvency law of any state having jurisdiction, or a bill in equity or other proceeding for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets is commenced, under any federal or state law by reason of Tenant's inability to pay its debts as they become due or otherwise, or if Tenant's estate by this Lease or any real or personal property of Tenant shall be levied or executed upon by any sheriff, marshal or constable; or by other process of law; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law shall not constitute a default until such proceeding, decree, judgement or order has continued unstayed for more than sixty (60) consecutive days. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

20.2 Termination.  If an event of default occurs, Landlord shall have the right
     -----------
at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

     (a) The worth at the time of award of all unpaid Rent which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which all unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award of the amount by which all unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

     (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of twelve percent (12%) per annum. The "worth at the time of award" of the amount referred to in clause
     (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clauses (a),
     (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under this Lease.

20.3 No Termination.  Even though Tenant has breached this Lease, this Lease
     --------------
shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

20.4 Non-waiver.  No waiver by Landlord of any breach by Tenant or any of
     ----------
Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

20.5 Tenant Cure Period.  Notwithstanding anything hereinabove stated, except
     ------------------
in the case of emergency, and except in the event of abandonment or vacation of the Premises by Tenant or any default enumerated in subparagraphs (c), (d) and
(e) of Section 20.1 above, and except if Tenant fails to timely execute and deliver any instrument, certificate or agreement required under Article XXIV or
Article XXV of this Lease, Landlord will not exercise any right or remedy provided for in this Lease or allowed by law unless, with respect to any default by Tenant in the payment of Rent, Tenant does not cure the default within ten (10) days after written demand for payment by Landlord or its authorized agent or property manager of such Rent or unless, with respect to any other default by Tenant in the prompt and full performance of any other provision of this Lease, Tenant does not cure same within thirty
(30) days after written demand by Landlord or its authorized agent that the default be cured. Notwithstanding anything to the contrary therein, Tenant shall not be deemed to be in default under Section 20.5 if such default is incapable of cure within said period and Tenant has commenced to complete the cure of such default within said thirty (30) day period and is proceeding diligently.

20.6 Rights and Remedies Cumulative.  No right or remedy herein conferred upon
     ------------------------------
or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

20.7 Rights of Mortgagee.  In the event of any default by act or omission by
     -------------------
Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until it has notified in writing the holder of any mortgage or deed of trust which at the time shall be a lien on all or any portion of the Project (if the name and address of such holder shall previously have been furnished by written notice to Tenant) of such default, and until a period of time equal to the cure period provided Landlord hereunder, plus thirty (30) days, shall have elapsed; provided if the default cannot be cured within such thirty (30) days, until a reasonable period for curing such default has elapsed provided the holder commences the cure within such thirty (30) day period and diligently prosecutes the same to completion.

20.8 Curing Tenant's Defaults.  If Tenant shall be in default in the
     ------------------------
performance of any of its obligations hereunder beyond any applicable cure period, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect (but shall not be obligated) to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for all costs and expenses paid or incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, at the rate set forth in Section 3.7, which sums and costs together with interest thereon shall be deemed Additional Rent payable promptly upon being billed therefor.

20.9 Attorneys' Fees.  In the event either party places the enforcement of
     ---------------
this Lease, or any part of it, or the collection of any rent due, or to become due, hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, the prevailing party shall recover its reasonable attorneys' fees, costs and expenses, including those which may be incurred on appeal. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not suit is filed or any suit that may be filed is pursued to decision or judgment. The term "prevailing party" shall include, without limitation, a party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

20.10 Waiver of Jury Trial.  Landlord and Tenant acknowledge and agree that
      --------------------
any controversy which may arise under this Lease would be based upon difficult and complex issues. Accordingly, the parties agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury and each party waives its right to a jury trial in such proceedings.

                     ARTICLE XXI - DEFINITION OF LANDLORD
                     ------------------------------------

     The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Project, and in the event of any transfer or transfers of the title to the Project, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant. Neither Landlord nor any principal of Landlord nor any owner of the Land, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Project, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or otherwise, Tenant shall look solely to the equity of Landlord in the Project and any insurance maintained by Landlord for the satisfaction of Tenant's remedies.

                            ARTICLE XXII - NOTICES
                            ----------------------

     All notices and other communications hereunder (hereinafter collectively referred to as "notices") required to be given or which may be given hereunder shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, or (b) national prepaid overnight delivery service, or (c) telecopy or other facsimile transmissions (followed with "hard" copy sent by national prepaid overnight delivery service), or (d) personal delivery with receipt acknowledged in writing, directed as follows:

     Landlord:           The Address designated in Section 1.1A

     With copy to:       Steefel, Levitt & Weiss
                         One Embarcadero Center, 30th Floor
                         San Francisco, CA 94111
                         Attention: Janet C. Norris, Esq.

     Tenant:             The Address designated in Section 1.1B

     With copy to:       Douglas G. Van Gessel, Esq.
                         Brobeck, Phleger & Harrison
                         One Market Plaza, 23rd Floor
                         San Francisco, CA 94105

     Any notice so sent by certified or registered mail shall be deemed given on the date of receipt or refusal as indicated on the return receipt. Any notice sent by telecopy or other facsimile transmission shall be deemed given when the "hard" copy sent by national prepaid overnight delivery service is received or refused. All other notices shall be deemed given when actually received or refused by the party to whom the same is directed. A notice may be given either by a party or by such party's attorney. Either party may designate by notice given to the other in accordance with the terms of this Article XXII, additional or substitute parties or addresses to whom notices should be sent hereunder.

                       ARTICLE XXIII - SECURITY DEPOSIT
                       --------------------------------

     At the time of signing this Lease Tenant shall deposit with Landlord the sum set forth in Section 1.1K, to be retained by Landlord as a security deposit for the faithful performance and observance by Tenant of the covenants, agreements and conditions of this Lease. Tenant grants to Landlord a security interest in the security deposit to secure the payment of all Rent owing under this Lease. This Lease shall constitute a security agreement between Landlord and Tenant for the purpose of creating such security interest. Upon request by Landlord at any time, Tenant shall execute and deliver to Landlord UCC Financing Statements to further evidence and perfect the security interest herein granted. If and to the extent permitted by applicable law, (a) Tenant shall not be entitled to any interest whatever on the security deposit, (b) Landlord shall not be obligated to hold the security deposit in trust or in a separate account, and (c) Landlord shall have the right to commingle the security deposit with its other funds. Landlord may use, apply or retain the whole or any part of the security deposit to the extent required for the payment of any Rent payable hereunder as to which Tenant is in default or to the extent required for the reimbursement to Landlord of any sum which Landlord may expend or may be required to expend by reason of Tenant's default with respect to any of the covenants, agreements or conditions of this Lease. Upon notice by Landlord of Landlord's application of all or any portion of the security deposit as aforesaid, Tenant shall replenish the security deposit in full by promptly paying to Landlord the amount so applied. If Tenant shall fully and faithfully comply with all of the covenants, agreements and conditions of this Lease, the security deposit shall be returned to Tenant within thirty (30) days after the date fixed as the expiration of the Lease Term and surrender of the Premises to Landlord. If the Project is sold to a bona fide purchaser, Landlord shall have the right to transfer the security deposit to such purchaser, by which transfer Landlord shall be released from all liability for the return thereof, and Tenant shall look solely to the new landlord for the return thereof.

                  ARTICLE XXIV - SUBORDINATION OR SUPERIORITY
                  -------------------------------------------

     This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying or operating lease of the Building, the Land or the Project, and all amendments, renewals and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building, the Land, the Project and/or the leasehold estate under any such lease. If any such mortgage or deed of trust be foreclosed, or if any such lease be terminated, upon request of the mortgagee, beneficiary or lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the lessor under such lease, as the case may be. The effective subordination of this Lease to any existing or future mortgages, deeds of trust, other security interest or leases shall be subject to the fulfillment of the condition precedent that the holder of such mortgage or other lien on the Building or Land shall first have agreed in writing that so long as Tenant is not in default, the Lease shall not be terminated by foreclosure or sale pursuant to the terms of such mortgage or lien. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, beneficiary, lessor or purchaser at foreclosure, as the case may be, to execute such subordination and/or attornment instruments as may be required by such person to confirm such subordination and/or attornment on the form customarily used by such party. Notwithstanding the foregoing to the contrary, any such mortgagee, beneficiary or lessor may elect to give the rights and interests of Tenant under this Lease (excluding rights in and to insurance proceeds and condemnation awards) priority over the lien of its mortgage or deed of trust or the estate of its lease, as the case may be. In the event of such election and upon the mortgagee, beneficiary or lessor notifying Tenant of such election, the rights and interests of Tenant shall be deemed superior to and to have priority over the lien of said mortgage or deed of trust or the estate of such lease, as the case may be, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or lease. In such event, Tenant shall execute and deliver whatever instruments may be required by such mortgagee, beneficiary or lessor to confirm such superiority on the form customarily used by such party.

                      ARTICLE XXV - TENANT'S CERTIFICATE
                      ----------------------------------

     Tenant, at any time and from time to time and within ten (10) business days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); stating that the improvements, if any, required by Article XV hereof have been completed; certifying that Tenant has accepted possession of the Premises; stating the date on which the Lease Term commenced and the dates to which Base Rent, Additional Rent and other charges have been paid in advance, if any; stating that to the best knowledge of Tenant, Landlord is not in default of this Lease (or if there are defaults alleged by Tenant, setting forth in detail the nature of such alleged defaults); stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein; and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein or by any assignee of Landlord's interest in this Lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, purchaser or other party specified by Landlord.

                         ARTICLE XXVI - MISCELLANEOUS
                         ----------------------------

26.1 Binding Effect. This Lease shall be binding upon and inure to the
     --------------
benefit of Landlord and Landlord's successors and assigns. This Lease shall be binding upon and inure to the benefit of Tenant and Tenant' s heirs, legal representatives, successors and permitted assigns.

26.2 Exhibits. All Exhibits attached to this Lease are made a part of this Lease
     --------
and incorporated by this reference into this Lease.

26.3 Entire Agreement. This Lease and the Exhibits and Rider (if any)
     ----------------
attached to this Lease set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understandings (the "Representations" collectively) between Landlord and Tenant concerning the Premises and the Building, and there are no Representations, either oral or written, between them other than those in this Lease. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, reservations of space, lease proposals, brochures, Representations and information conveyed, whether oral or in writing, between the parties or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant represents and warrants to Landlord that all financial statements and financial information previously furnished by Tenant to Landlord accurately reflect the financial condition of Tenant as of the dates stated in such statements or information. Tenant acknowledges that it has not been induced to enter into this Lease by any Representations not set forth in this Lease, it has not relied on any such Representations, no such Representations shall be used in the interpretation or construction of this Lease and Landlord shall have no liability for any consequences arising as a result of any such Representations. In particular, Tenant acknowledges that it has not been induced to enter into this Lease by any Representation regarding the current or projected operating costs or real estate taxes for the Project. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing signed by both parties.

26.4 Signing.  The signing of this Lease by Tenant and delivery of this Lease to
     -------
Landlord or its agent does not constitute a reservation of or option for the Premises or an agreement to enter into a Lease and this Lease shall become effective only if and when Landlord signs and delivers same to Tenant. If Tenant is a corporation, it shall deliver to Landlord concurrently with the delivery to Landlord of a signed Lease, certified resolutions of Tenant's directors authorizing the signing and delivery of this Lease and the performance by Tenant of its obligations under this Lease.

26.5 No Accord.  No payment by Tenant or receipt by Landlord of a lesser amount
     ---------
than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be considered an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right to possession of the Premises shall reinstate, continue or extend the Lease Term. Landlord may allocate payments received from Tenant to outstanding account balances of Tenant under this Lease in the manner determined by Landlord and Landlord shall not be bound by any allocations of such payments made by Tenant by notation or endorsement on checks or otherwise.

26.6 Broker.  Landlord and Tenant each warrants and represents for the benefit
     ------
of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any Broker specified in Section 1.1N, and that it knows of no other real estate broker or agency who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease. Landlord shall indemnify and hold harmless Tenant from and against any claims by the Broker stated in Section 1.1N. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker (other than the Broker stated in Section 1.1N) or individual for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease.

26.7  Force Majeure.  Neither party shall be considered in default of any of the
      -------------
terms, covenants and conditions of this Lease on its part to be performed, if such party fails to timely perform same and such failure is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, Acts of God, acts caused directly or indirectly by the other party (or the other party's agents, employees or invitees) or any other cause beyond the reasonable control of the first party. Tenant's obligation to pay rent, however, is not excused by this Section 26.7.

26.8  No Waiver.  The receipt by Landlord of any Rent with knowledge of the
      ---------
breach of any covenant of this Lease by Tenant shall not be deemed a waiver of such breach or any subsequent breach of this Lease by Tenant and no provision of this Lease and no breach of any provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by Landlord or Tenant, as relevant.

26.9  Captions.  Article and Section captions in this Lease are inserted only as
      --------
a matter of convenience and in no way define, limit, construe or describe the scope or intent of such Articles or Sections.

26.10 Applicable Law.  This Lease shall be construed in accordance with the laws
      --------------
of the State in which the Premises are situated.

26.11 Time.  Time is of the essence of this Lease and the performance of all
      ----
obligations under this Lease.

26.12 Recording.  Tenant shall not record this Lease or a memorandum of this
      ---------
Lease in the Public Records of the County where the Premises are located.

26.13 Severability.  If any clause, phrase, provision or portion of this Lease
      ------------
or the application of same to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease, nor any other clause, phrase, provision or portion of this Lease, nor shall it affect the application of any clause, phrase, provision or portion of this Lease to other persons or circumstances.

26.14 No Light and Air Easement.  The reduction or elimination of Tenant's
      -------------------------
light, air or view will not affect Tenant's liability under this Lease nor will it create any liability of Landlord to Tenant.

26.15 Joint and Several Liability.  If Tenant is comprised of more than one
      ---------------------------
signatory, each signatory shall be jointly and severally liable with each other signatory for payment and performance according to this Lease.

26.16 No Construction Against Preparer of Lease.  This Lease has been prepared
      -----------------------------------------
by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant and their separate advisors believe that this Lease is the product of all of their efforts, that it expresses their agreement and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

                   ARTICLE XXVII - ENVIRONMENTAL PROTECTION
                   ----------------------------------------

27.1 Hazardous Substances.  The term "Hazardous Substances" as used in this
     --------------------
Article XXVII, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyl's (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

27.2 Environmental Prohibitions.  Tenant shall not cause to occur:
     --------------------------

     (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

     (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance in violation of applicable law.

27.3 Environmental Compliance.
     ------------------------

     (a) Tenant shall, at Tenant's expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances (the "Laws").

     (b) Tenant shall, at Tenant's expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws with respect to Tenant's use of Hazardous Substances at the Premises.

     (c) If any Authority demands that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances by reason of any act of Tenant, its agents, employees or invitees, during the Lease Term, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all work required by such clean-up plans. Tenant shall not be liable, however, to carry out clean-up work that arises from the use or ownership of Landlord, its agents, employees, invitees or contractors of the Premises, and/or any Pre-Lease Date Hazardous Substances.

     (d) Tenant shall promptly provide all non-confidential information regarding the use, generation, storage, transportation or disposal of Hazardous Substances in Tenant's possession that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Section 27.3, within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and, Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages, under any Law shall constitute a waiver of any of Tenant's obligations under this Section 27.3.

     (e) Tenant's obligations and liabilities under this Section 27.3 shall survive the expiration or termination of this Lease.

27.4 Environmental Indemnity.  Tenant shall indemnify, defend, and hold
     -----------------------
harmless Landlord and its officers, directors and shareholders from all fines, suits, procedures, claims, and actions of every kind and all costs associated therewith (including reasonable attorneys and consultants fees) arising out of or in any way connected with any Post-Lease Date Hazardous Substance. Tenant's obligations and liabilities under this Section 27.4 shall survive the expiration or termination of this Lease.

27.5 Landlord's Disclosure.  Landlord hereby discloses to Tenant that Landlord
     ---------------------
has become aware of one or more potential releases of chemicals in or around the Land which has contaminated the land and groundwater and which may be related to the former operations of Signetics Corporation ("Signetics") and Eaton Corporation ("Eaton") on the property from 1961 to 1985, prior to the time the current building at 680 W. Maude was constructed. The California Regional Water Quality Control Board, San Francisco Bay Region has issued an order (the "Order") designating Eaton and Signetics as the parties primarily responsible for cleaning up any contamination which may be found in soil and/or
groundwater under the site.    Copies of the Order and documents related thereto
may be reviewed by Tenant upon request.

27.6 Landlord's Environmental Indemnity.  Landlord shall indemnify, defend, and
     ----------------------------------
hold harmless Tenant and its officers, directors and shareholders from all fines, suits, procedures, claims, and actions of every kind and all costs associated therewith (including attorneys and consultants fees) arising out of or in any way connected with any Pre-Lease Date Hazardous Substances. Landlord's obligations and liabilities under this Section 27.6 shall survive the expiration or termination of this Lease.

27.7 Definitions.
     -----------

     "Post-Lease Date Hazardous Substances" shall mean any Hazardous Substances other than Pre-Lease Date Hazardous substances which are released, discharged or placed in, on, under or about the Property or which migrated therefrom at any time during the Term by reason of any act of Tenant, its agents, employees, or invitees.

     "Pre-Lease Date Hazardous Substances" shall mean any Hazardous Substances which are located in, on, under or about the Property on or before the Lease Term which affect or could affect the Property on or before the Lease Term or which migrated therefrom prior to such date.

                              ARTICLE XXVIII - ADA
                              --------------------

Tenant shall, at Tenant's sole cost and expense, be responsible for any alterations or modifications to the Premises required under the ADA after commencement of the Lease- (i) as a result of Tenant (or any subtenant or assignee) being a Public Accommodation (as currently defined in the ADA); (ii) as a result of any alterations made to the Premises after the commencement of the Lease by or on behalf of Tenant (whether or not Landlord shall have caused such leasehold improvements to be constructed for Tenant, or Landlord's consent to such leasehold improvements was obtained); or (iii) (as to the configuration of improvements placed in the Premises by Tenant only) as a result of the employment by Tenant (or any subtenant or assignee) of any individual with a disability.

     IN WITNESS WHEREOF, the parties have signed triplicate counterparts hereof as of the date and year hereinabove set forth.

TENANT:                                 LANDLORD.

STARRIDGE NETWORKS INC.            PAINEWEBBER QUALIFIED PLAN PROPERTY
                                   FUND FOUR, L.P., a Delaware limited
                                        partnership

                                        By:  Fourth Qualified Properties,
                                             Inc.


By: /s/ Bobby R. Johnson, Jr.                By: /s/ [SIGNATURE ILLEGIBLE]
    ---------------------------                  ---------------------------

Its: President & CEO                         Its: Vice President
     --------------------------                   --------------------------


Attest: /s/ H. Earl Ferguson            Attest: /s/ [SIGNATURE ILLEGIBLE]
        ---------------------------             ---------------------------

Its: Vice President                     Its:  Portfolio Analyst
     ------------------------------           -----------------------------

                                   EXHIBIT A
                                   ---------

                           [FLOOR PLAN APPEARS HERE]

                               THE MARTIN COMPANY
                                1-STORY BUILDING

                                  EXHIBIT "B"


The land referred to in this Report is situated in the City of Sunnyvale, County of Santa Clara, State of California, and is described as follows:

PARCEL 1, as shown on the Parcel Map recorded May 16, 1985 in Book 543 of Maps, at page 20, Santa Clara County Records

                                  EXHIBIT "C"
                                  -----------

                             RULES AND REGULATIONS


     1. Any sign, lettering, picture, notice or advertisement installed within or upon the Premises which is visible from the public corridors within the Building shall be installed in such manner and be of such character and style as Lessor shall approve in writing. No sign, lettering, .picture, notice or advertisement shall be placed on any outside window or door or in a position to be visible from the public corridor or outside the Building.

     2. Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Premises shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the Building's corridors or from the exterior of the Building.

     3. No animals, pets, bicycles or other vehicles shall be brought or permitted to be in the Building or the Premises.

     4. Room to room canvasses to solicit business from other tenants of the Building are not permitted.

     5.   All doors to the Premises shall remain closed at all times.

     6. No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks.

     7. Tenant assumes full responsibility of protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured.

     8. Except with the prior approval of Landlord, all cleaning, repairing, janitorial, decorating, painting or other services and work in and about the Premises shall be done only by authorized Building personnel.

     9. Furniture, equipment, machines and other large or bulky articles shall be brought to the Building and into and out of the Premises at such times and in such manner as Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and cost. Prior to Tenant's removal of such articles from the Building, Tenant shall obtain written authorization of the office of the Building and shall present such authorization to a designated employee of Landlord.

     10.  Tenant shall not in any manner deface or damage the Building.

     11. Inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature are not permitted in the Building or the Premises.

     12. To the extent permitted by law, Tenant shall not permit picketing or other union activity involving its employees in the Building, except in those locations and subject to time and other limitations as to which Landlord may give prior written consent.

     13. Tenant shall not enter into any heating, ventilation, air-conditioning, mechanical or elevator machinery housing areas.

     14. Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the Common Areas of the Building, without the prior written consent of Landlord.

     15. Tenant shall not cook, otherwise prepare or sell any food or beverages in or from the Premises.

     16. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises.

     17. Tenant shall keep all electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises. Tenant shall not open or permit to be opened any windows in the Premises. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises. Tenant shall not utilize any electronic, radiowave, microwave or other transmitting, receiving or amplification device which would disturb or interfere with any other tenant of the Building or the operation of the Building generally. Tenant shall not utilize any equipment or apparatus in such manner as to create any magnetic fields or waves which adversely affect or interfere with the operation of any system or equipment in the Building.

     18. Tenant shall not permit objectionable odors or vapors to emanate from the Premises.

     19. Tenant shall not place a load upon any floor of the Premises exceeding the floor capacity for which such floor was designed or allowed by law to carry.

     20. No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive without Landlord's prior written consent.

                          (Landlord's Acknowledgment)

STATE OF ____________________________  )
                                       )  SS.
COUNTY OF ___________________________  )


     On this _____ day of ______________________, 19______, before me appeared
______________________________________________________________ and ___________
________________________________________________________ , to me personally known, who being by me duly sworn, did say that they are the _________________ _____________________________ and _______________________________of THE
TRAVELERS INSURANCE COMPANY, a Connecticut corporation, the corporation that executed the within and foregoing instrument and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that the seal affixed is the corporate seal of said corporation and said __________________________________ and __________________________________
acknowledged said instrument to be the free act and deed of said corporation.



                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________

                       (Tenant Corporate Acknowledgment)

STATE OF ____________________________  )
                                       )  SS.
COUNTY OF ___________________________  )

     On this ______ day of ________________________, 19______, before me appeared _______________________________________, to me personally known, who being by me duly sworn, did say that [he] [she] is the ________________________, of __________________________________, the corporation that executed the within and foregoing instrument and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that the seal affixed is the corporate seal of said corporation and said ________________ ______________________________________ acknowledged said instrument to be the free act and deed of said corporation.



                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________

                       (Tenant Corporate Acknowledgment)

STATE OF ____________________________  )
                                       )  SS.
COUNTY OF ___________________________  )

     On this ______ day of ___________________________, 19_____, before me personally appeared ___________________________________________________, who
being by me duly sworn, did say that [he] [she] is general partner of
________________________________________________________________________________
and that said instrument was signed and sealed in behalf of its Articles of Agreement, and said partner acknowledged said instrument to be the free act and deed of said partnership.


                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________

                       (Tenant Individual Acknowledgment)

STATE OF ____________________________  )
                                       )  SS.
COUNTY OF ___________________________  )

     On this ______ day of ________________________, 19______, before me personally appeared ___________________________________________________________,
to me known to be the person(s) that executed the within and foregoing instrument and acknowledged that [he] [she] [they] executed the same as [his] [her] [their] free act and deed.


                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________

STATE OF ____________________________  )
                                       )  SS.
COUNTY OF ___________________________  )

     On this _______ day of _______________________, 19______, before me personally appeared ________________________________________________________,
to me known to be the person(s) that executed the within and foregoing instrument and acknowledged that [he] [she] [they] executed the same as [his] [her] [their] free act and deed.


                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________

STATE OF ____________________________  )
                                       ) SS.
COUNTY OF ___________________________  )

     On this _______ day of ________________________, 19______, before me appeared ________________________________________, to me personally known, who being by me duly sworn, did say that [he] [she] is the_________________________, of ______________________________________, the corporation that executed the within and foregoing instrument and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that the seal affixed is the corporate seal of said corporation and said _________________________________________________ acknowledged said instrument to be the free act and deed of said corporation.



                                        ________________________________________
                                        Notary Public, _________________________
                                        County

My Commission Expires: ________________________________